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                        Supplement dated March 31, 2003
                                       to
                    PROSPECTUSES dated May 1, 2002 or later

     This Supplement is intended to be distributed with prospectuses dated
May 1, 2002 or later for certain variable life insurance and variable annuity contracts that were issued by John Hancock Life Insurance Company ("John Hancock") or John Hancock Variable Life Insurance Company ("JHVLICO") ("Product Prospectuses"). The variable life insurance contracts involved bear the title "Majestic Variable Universal Life," "Majestic Variable Universal Life 98," "Majestic Variable COLI," "Majestic Variable Estate Protection," "Majestic Variable Estate Protection 98," "Medallion Variable Life," "Medallion Variable Universal Life Plus," "Medallion Variable Universal Life Edge," "Medallion Executive Variable Life," "Medallion Executive Variable Life III," "Variable Estate Protection," "Variable Estate Protection Plus," "Variable Estate Protection Edge," "Variable Master Plan Plus," "Flex-V1" or "Flex-V2." The variable annuity contracts involved bear the title "Revolution Access Variable Annuity," "Revolution Extra Variable Annuity" or "Revolution Value Variable Annuity." This Supplement amends the Product Prospectuses and is accompanied by a supplement dated March 31, 2002 for the M Fund, Inc. prospectus.

Unavailable Variable Investment Option On and After April 30, 2003

The following variable investment option will not be available as a variable investment option on and after April 30, 2003:

o Clifton Enhanced U.S. Equity.

This means that you will not be able to transfer any contract value or allocate any premium payments to this variable investment option after April 30, 2003, and you should disregard all references to this variable investment option in the Product Prospectuses on and after that date.

Liquidation of Clifton Enhanced U.S. Equity Fund

     Contract-value invested in the Clifton Enhanced U.S. Equity variable investment option (the "Liquidating Option") will be liquidated under a plan of liquidation approved by the Board of Directors of the M Fund, Inc.

     M Fund, Inc. plans a final liquidation of the Clifton Enhanced U.S. Equity Fund for June 30, 2003, or as soon thereafter as practicable (the "Liquidation Date"). The Fund intends to send liquidating distributions to John Hancock and JHVLICO immediately after the Liquidation Date, equal to each company's proportionate interest in the Fund.

     Transfers before the Liquidation Date

     Before the Liquidation Date, owners of affected variable life insurance or variable annuity contracts that are invested in the Clifton Enhanced U.S. Equity investment option may transfer, free of any charge, all or part of the assets held in that option to any of the other investment options available under the affected contract. These transfers will not be counted as part of any maximum limit on investment options over the life of the contract, nor will they be counted toward any of the permitted transfers allowed each year under the affected contract.

     Automatic Allocation of Liquidating Distributions

     After the Liquidation Date, we will allocate liquidating distributions we receive that are attributable to any of your contract value remaining in the Clifton Enhanced U.S. Equity investment option to the Money Market variable investment option described in the Product Prospectuses. We invest allocations to the Money Market variable investment option in the corresponding funds of the John Hancock Variable Series Trust I.

     We will send a confirmation to you that will show the amount of the liquidating distribution that we credit to your contract in the Money Market variable investment option, and the date of the transaction (the "Allocation Date"). For 60 days following the Allocation Date, you may transfer contract value in the Money Market variable investment option free of charge to any other investment option available under your contract. These transfers will not be counted as part of the maximum number of investment options over the life of your contract, nor will they be counted toward the maximum number of transfers allowed each year. After that, transfers from the Money Market investment option will be treated as any other transfer from a variable investment option.

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     Information about the Money Market and Other Variable Investment Options

     For more information about the Money Market and other variable investment options available under your contract, including prospectuses for the underlying funds, please contact your John Hancock representative or the John Hancock Servicing Office.

                         John Hancock Servicing Office

                             Phone: 1-800-521-1234

                                   U.S. Mail
                                  John Hancock
                              Attn: M Service C-6
                                  P.O. Box 192
                                Boston, MA 02117

THIS SUPPLEMENT IS ACCOMPANIED WITH A SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2002 OF THE M FUND, INC. THAT CONTAINS ADDITIONAL INFORMATION ABOUT THE LIQUIDATION OF THE CLIFTON ENHANCED U.S. EQUITY FUND, INCLUDING THE REASONS FOR THAT LIQUIDATION.

             YOU SHOULD RETAIN THIS MATERIAL FOR FUTURE REFERENCE.

CLFTN CLSDFNDS SUP (4/03)